UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2014 (November 9, 2014)

TRANSOCEAN PARTNERS LLC

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

Our press release dated November 9, 2014, concerning financial results for the third quarter 2014, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release Reporting Third Quarter 2014 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: November 10, 2014	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release Reporting Third Quarter 2014 Financial Results